UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2019

Bridgford Foods Corporation

(Exact name of Registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1308 N. Patt Street, Anaheim, CA	92801
(Address of principal executive offices)	(Zip Code)

(714) 526-5533

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	BRID	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On August 12, 2019, the Board of Directors (the “Board”) of Bridgford Foods Corporation (the “Company”) appointed Allan L. Bridgford Sr. as a director to fill the previously disclosed vacancy created by the resignation of Bruce H. Bridgford. Allan L. Bridgford Sr. previously served on the Company’s Board prior to his retirement from the Board on October 10, 2011. Mr. Bridgford has been an employee of the Company since 1957 and continues to serve as a member of the Executive Committee of the Company, a position he has held since 1972.

Entry Into Consulting Agreement

On August 12, 2019, the Company entered into a consulting agreement with Allan L. Bridgford Sr., pursuant to which the Company will engage Mr. Bridgford to provide consulting services to the Company, commencing after his retirement from employment with the Company (including, without limitation, his position as Vice President and Chairman of the Executive Committee of the Company).

Under the terms of the consulting agreement, Mr. Bridgford will provide to the Company consulting services, including, but not limited to, business development and strategic partnering, commencing on the date of his retirement and until such agreement is terminated by either party upon at least thirty (30) days’ notice to the other party. Mr. Bridgford will be compensated at a rate of $20,833.33 per month and will be reimbursed for all reasonable out of pocket expenses incurred in rendering such services.

A copy of the agreement is filed herewith as Exhibit 10.1 to this Report and is incorporated herein by reference. The foregoing description of the agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Consulting Agreement, dated August 12, 2019, by and between Bridgford Foods Corporation and Allan L. Bridgford Sr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

Date: August 16, 2019	By:	/s/ Raymond F. Lancy
	Name:	Raymond F. Lancy
	Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Consulting Agreement, dated August 12, 2019, by and between Bridgford Foods Corporation and Allan L. Bridgford Sr.